UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2021

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On July 1, 2021, and effective on June 30, 2021, Golden Matrix Group, Inc. (the “Company”, “we” and “us”), entered into a Cancellation of Back Office / Service Provider Agreement with Articulate Pty Ltd (“Articulate”), a related party, which is wholly-owned by Anthony Brian Goodman, CEO of the Company and his wife Marla Goodman (the “Cancellation Agreement”). Pursuant to the Cancellation Agreement, a copy of which is filed herewith as Exhibit 10.1, the Company and Articulate mutually agreed, with no penalties, to terminate that certain Back Office/Service Provider Agreement entered into between the Company and Articulate on April 1, 2016, as amended and extended from time to time, as discussed in greater detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2021, under the notes to consolidated financial statements under “Note 8 – Related Party Transactions --– Articulate Pty Ltd – (a) Back Office Services”. Pursuant to the Back Office/Service Provider Agreement, Articulate had provided the Company the use of office space and certain back office services for a monthly cash fee.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 29, 2021, the Company’s disinterested members of the Board of Directors agreed to extend the exercise period of stock options granted to Anthony Brian Goodman, the Company’s Chief Executive Officer, Weitling Feng, the Company’s Chief Operating Officer, and Alan James Young, an employee of the Company (collectively the “Optionees”), which options would have expired on June 30, 2021. The Company’s disinterested members of the Board of Directors extended the expiration date of the options granted to the Optionees until December 31, 2022, which covered options to purchase 466,667 shares of common stock previously granted to Alan James Young at an exercise price of $0.06 per share, options to purchase 5,400,000 shares of common stock previously granted to Anthony Brian Goodman at an exercise price of $0.066 per share, and options to purchase 1,400,000 shares of common stock previously granted to Weitling Feng at an exercise price of $0.06 per share.

The Company filed a Form S-8 registration statement registering Company stock under the 2018 Equity Incentive Plan. The shares underlying the stock options which are being extended are covered under such Form S-8 registration statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Cancellation of Back Office / Service Provider Agreement between Golden Matrix Group, Inc. and Articulate Pty Ltd dated July 1, 2021

___________

* Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: July 2, 2021	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

3